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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 1, 2000


                          ACT Teleconferencing, Inc.
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            (Exact name of registrant as specified in its charter)


         Colorado                     0-27560                    84-1132665
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 (State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)


            1658 Cole Blvd., Suite 130
                 Golden, Colorado                                      80401
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       (Address of principal executive offices)                     (Zip Code)



                                (303) 235-9000
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                        (Registrant's telephone number)
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Item 5.   Other Events.
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     On May 30, 2000, ACT Teleconferencing, Inc. completed its offering to institutional investors registered on Form S-1 and filed with the Securities and Exchange Commission on March 10, 2000 and amended on May 2, 2000 and May 22, 2000 for 800,000 shares of common stock at $5.00 per share and 400,000 warrants exercisable for one share of common stock at $6.05 per share. The warrants expire in five years. The proceeds from the offering will be used for the development of conferencing through internet telephony, growth and expansion, acquisition of new equipment, and working capital.

Item 7.   Exhibits.
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     99.  Press Release dated June 1, 2000.

                                   Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ACT TELECONFERENCING, INC.


Date: June 5, 2000                          By: /s/ Gavin J. Thomson
                                                --------------------------
                                            Its: Chief Financial and Planning
                                                 Officer

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